The Village Green Bookstore, Inc.
                               1357 Monroe Avenue
                               Rochester, NY 14618

                                            July 20, 1995



Mr. Mark Kalimian
350 East 79th Street Apt. 2C
New York, NY  10021

         Re:  Modification of Warrant

Dear Mr. Kalimian:

     Reference is made to Warrant No. W-1 (the "Warrant") of The Village Green Bookstore, Inc. (the "Company") dated September 12, 1994 pursuant to which you are entitled to acquire up to 100,000 shares of Common Stock of the Company at an initial exercise price of Four ($4.00) Dollars per share of Common Stock (the "Purchase Price").

     This letter shall confirm the following:

     1. The Warrant is hereby amended to provide that the Purchase Price therein is Two Dollars and Twenty Five Cents ($2.25).

     2. Except as provided by paragraph 1, the Warrant remains in full force and effect.

     Please confirm the foregoing by signing in the space below and returning this letter to the Company.

                                       THE VILLAGE GREEN BOOKSTORE, INC.



                                       By:  \Raymond Sparks\
                                              Raymond Sparks, President

ACCEPTED AND AGREED:



 \Mark Kalimian\
Mark Kalimian